AZZAD FUNDS

Azzad Ethical Fund (ADJEX)

Azzad Wise Capital Fund (WISEX)

Supplement to the Statement of Additional Information dated November 1, 2024

Supplement dated May 5, 2025

Effective as of May 5, 2025, Umbereen Ahmed has resigned from the Board of Trustees of Azzad Funds. Any reference to Umbereen Ahmed should be disregarded.

* * * * * *

This supplement, the Prospectus and the Statement of Additional Information, each dated November 1, 2024, provide the information a prospective investor should know about the Funds and should be retained for future reference. You may obtain a copy of the current Prospectus or Statement of Additional Information, without charge, by calling Azzad Funds at 888.862.9923 or visiting https://azzadasset.com/azzad-funds/.